WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          __/s/__Peter G. Gordon____________________

                                                          Name: Peter G. Gordon

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          __/s/ _Timothy J. Penny_________________

                                                          Name: Timothy J. Penny

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          ___/s/ Donald C. Willeke_____________

                                                          Name: Donald C. Willeke

                                                          Title: Trustee

  WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          __/s/_Olivia S. Mitchell____________

                                                          Name: Olivia S. Mitchell

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          _/s/_Judith M. Johnson___________

                                                          Name: Judith M. Johnson

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          _/s/_Isaiah Harris, Jr._________________

                                                          Name: Isaiah Harris, Jr.

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          _/s/ David F. Larcker____________

                                                          Name: David F. Larcker

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          __/s/ Michael S. Scofield______________

                                                          Name: Michael S. Scofield

                                                          Title: Trustee

WELLS FARGO FUNDS TRUST (the “Trust”)

POWER OF ATTORNEY

                  The undersigned, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman, Catherine F. Kennedy,  Maureen E. Towle and Johanne Castro, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  July 9, 2010

                                                          _/s/ Leroy J. Keith, Jr._____________

                                                          Name: Leroy J. Keith, Jr.

                                                          Title: Trustee